UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2006
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
     On April 13, 2006, Westwood One, Inc. (the “Company”) entered into an agreement with Charles I. Bortnick, the Co-Chief Operating Officer of the Company, regarding the terms of his resignation from the Company, such resignation to be effective April 30, 2006. Pursuant to the terms of such agreement, the Company will continue to pay Mr. Bortnick his base salary ($500,000) through December 31, 2006, in accordance with the Company’s current payroll practice, and will pay three months of Mr. Bortnick’s COBRA premiums for May to July 2006. In exchange for such compensation, Mr. Bortnick released the Company and all its related parties from any and all future claims relating to his employment at the Company. Mr. Bortnick also ratified and reaffirmed the confidentiality, non-competition and non-solicitation provisions set forth in Sections 8(a) through 8(d) of his Employment Agreement (such agreement, as amended to date, the “Bortnick Employment Agreement”). Finally, Mr. Bortnick agreed to extend the terms of his non-competition and non-solicitation provisions (set forth in Sections 8(c) and 8(d) of the Bortnick Employment Agreement) through April 30, 2008. A copy of the Bortnick Employment Agreement was filed with the SEC on March 16, 2005 as Exhibit 10.17 to the Company’s annual report on Form 10-K for the year ended December 31, 2004. A copy of the press release announcing Mr. Bortnick’s resignation is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	On April 12, 2006, Robert K. Herdman notified the Company of his resignation as a director of the Company, effective immediately. Mr. Herdman served as Chair of the Audit Committee and as a member of the Nominating and Governance Committee. He was also an independent director. In addition, Dennis Holt, an independent director who recently gave notice of his resignation as a Company director (effective May 15, 2006), has withdrawn his resignation and agreed to remain on the Company’s Board of Directors.
     On April 13, 2006, Chuck Bortnick, the Co-Chief Operating Officer of the Company, resigned from the Company, such resignation to be effective April 30, 2006, as further described above in Item 1.01.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated April 13, 2006, announcing the resignation of Chuck Bortnick as Co-Chief Operating Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: April 14, 2006	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	EVP, Business Affairs, General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated April 12, 2006
Westwood One, Inc.

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated April 13, 2006, announcing the resignation of Chuck Bortnick as Co-Chief Operating Officer of the Company.